41st Annual J.P. Morgan Healthcare Conference Vlad Coric, M.D., Chairman and Chief Executive Officer January 10, 2023

Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Biohaven Ltd. (the “Company”) and our planned and ongoing trials for our BHV-2100, troriluzole, BHV-5500, BHV-1100, BHV-1200, Taldefgrobep Alfa, BHV-7000 and BHV-7010 development programs, the timing of and the availability of data from our clinical trials, the timing and our decisions to proceed with our planned regulatory filings, the timing of and our ability to obtain regulatory approvals for our product candidates, the clinical potential utility of our product candidates, alone and as compared to other existing potential treatment options, and the potential advancement of our early phase programs including ARM™, MATE™, MODE™, TRPM3, TDP-43, UC1MT and Kv7. The use of certain words, including “continue”, “plan”, “will”, “believe”, “may”, “expect”, “anticipate” and similar expressions, is intended to identify forward-looking statements. Investors are cautioned that any forward-looking statements, including statements regarding the future development, timing and potential marketing approval and commercialization of our development candidates, are not guarantees of future performance or results and involve substantial risks and uncertainties. Actual results, developments and events may differ materially from those in the forward-looking statements. You should, therefore, not rely on these forward- looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company’s filings with the Securities and Exchange Commission, including within the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. This presentation also contains market data and other information based on industry publications, reports by market research firms or published independent sources. Some market data and information is also based on the Company’s good faith estimates, which are derived from management’s knowledge of its industry and such independent sources referred to above. January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference2

Pfizer Acquisition of CGRP Platform $13B

Because we are passionate about the work we do everyday — FRANCINE Through state- of-the-art drug discovery and passionate scientists — LARRY With a powerful R&D engine — JAVIER We never forget patients need us. — JEREMY With a commitment to transforming patients’ lives — KATRINA

HIGH VALUE PLATFORMS INNOVATIVE PORTFOLIO PROVEN BUSINESS FORMULA Pursuing novel paths of science to transform the treatment of neurological and neuropsychiatric diseases A broad therapeutic portfolio addressing patient needs with intention. Formula for continued growth built upon past success of experienced team and a resilient focus on creating value for patients and shareholders

	DRUG OR PLATFORM	PRECLINICAL / PHASE 1 / PHASE 2 / PHASE 3 / MARKET
ION CHANNEL Kv7 ACTIVATOR	BHV-7000	BHV-7000 | **EPILEPSY, MOOD DISORDERS**
	BHV-7010	BHV-7010 | **EPILEPSY, MOOD DISORDERS**
ION CHANNEL TRPM3	BHV-2100	BHV-2100 | **CHRONIC PAIN**
GLUTAMATE	Troriluzole	BHV-4157 | **SPINOCEREBELLAR ATAXIA (SCA)**
		BHV-4157 | **OBSESSIVE-COMPULSIVE DISORDER (OCD)**
MYOSTATIN	Taldefgrobep alfa	BHV-2000 | **SPINAL MUSCULAR ATROPHY (SMA)**
CD38	Bispecific targeted cell therapy	BHV-1100 | **MULTIPLE MYELOMA**
DISCOVERY RESEARCH	IgG degrader	
	IgA degrader	
	Next-gen ADC platform	

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Key Programs

Kv7

Kv7 Ion Channels: Key Regulators of Neuronal Function



Axon initial segment
Node of Ranvier
Synapse
Neuron
Inner Ear
Stria Vascularis
Organ of Corti
Serosa
Muscle layer
Mucosa
Submucosa
Gastrointestinal tract
Cardiac Muscle
Adventitia
Media
Intima
Vascular tissue
Skeletal Muscle

5 FAMILY SUBTYPES

Primary localizations:

- Kv7.1: cardiac
- Kv7.2: CNS **BHV-7000/7010 activator**
- Kv7.3: CNS **BHV-7000/7010 activator**
- Kv7.4: smooth muscle and inner ear
- Kv7.5: vascular tissue, neurons, skeletal muscle

Source: PHYSIOLOGY 26: 365–376, 2011; doi:10.1152/physiol.00009.2011 (Maria Virginia Soldovieri,1, Francesco Miceli,2,3 and Maurizio Taglialatela1,2)

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Kv7

Kv7 Potassium Channels Regulate Neuronal Excitability and Loss of Function Causes Epilepsy

Impaired Kv7 Channel Activity Causes Certain Types of Epilepsy

Loss-of-function mutations in Kv7.2 channel


Fp2-F4
F4-C4
C4-P4
P4-O2
Fp1-F3
F3-C3
C3-P3
P3-O3
Fp2-F8
F8-T4
T4-T6
T6-O2
Fp1-F7
F7-T3
T3-T5
T5-O1
Fz-Cz
Cz-Pz
ECG
resp
100µV
1 sec

Abnormal EEG with Epileptic Activity

Kv7 Activation Normalizes Action Potential Firing


Increased frequency of action potential firing
Normal frequency of action potential firing
Kv7 channel activator

Hyperexcitability — Epilepsy and Mood Disorders

Dalen Meurs-van der Schoor, Front Pediatr (2014).

Adapted from Wulff, Nat Rev Drug Discov (2009) .

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January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference10 Kv7 PLATFORM Focal Epilepsy Potential Best-in-Class, Fast-Follower Approach Clinically validated mechanism of action Pursuing Differentiation Preclinical data suggests wide therapeutic index in the clinic by dialing out GABA risk (somnolence, sedation, dizziness) Translatability Preclinical data in epilepsy models is predictive of clinical efficacy Broad Potential in Adjacent Indications Warrants further evaluation in BPD, depression, pain, others Patent Protection Both BHV-7000 and BHV-7010 covered until 2039 Status Update BHV-7000 Phase 1 SAD/MAD study completed (Canada) BHV-7010 IND anticipated in 2023

BHV-7000 is chemically stable to photo-oxidation BHV-7000 is selective for Kv7 over GABAA receptors a BHV-7000 has a wide therapeutic index preclinically a 1st and 2nd Gen Kv7 Activators Show Clinical Anti-seizure POC, But Off-target Activities, Opportunity for 3rd Gen Kv7 Differentiation XEN1101 • XEN1101 and ezogabine significantly greater GABAA receptor allosteric activators than BHV-7000 in vitroa • GABAA receptor activation: somnolence, dizziness, fatigue, diplopia Ezogabine XEN1101 BHV-7000 G A B A A A ct iv at io n a (% B as el in e) 0 20 40 60 GABAA Posi ive Allosteric Modulation % In cr ea se fr om b as el in e 10 µM BHV-7000 10 µM EZO 10 µM XEN1101 ✱✱ ✱✱ 0 20 40 60 GABAA Positive Allosteric Modulation % In cr ea se fr om b as el in e 10 µM BHV-7000 10 µM EZO 10 µM XEN1101 ✱✱ ✱✱ ** ** ** significantly different from BHV-7000, all tested at 10 µM EZOGABINE • Unstable when exposed to light • Label warnings for skin discoloration • Black box warning for retinal abnormalities/vision loss FDA Drug Safety Communication: Potiga (ezogabine) [04-26-2013] BHV-7000 • Potent activator of Kv7 channels • Effective and well-tolerated in preclinical seizure assays Th er ap eu tic In de x Ezogabineb XEN1101b BHV-7000a 10 20 30 40 50 Kv7 January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference11 a. Biohaven data on file (2022). b. Calculated as ratio of TD50 (rotarod) to ED50 (MES seizure assay) data presented by Xenon at Epilepsy Foundation Pipeline Conference, San Francisco (Feb 2018). Preclinical results are consolidated from separate reports and graphed together. Data presented is not the result of any head-to-head clinical trials and does not mean or suggest that BHV-7000 is clinically more safe and effective.

Kv7

BHV-7000 Exhibits Highly Differentiated Preclinical Profile

	Ezogabine	XEN1101	BHV-7000
Kv7.2/7.3 Activator	✓ Activator, clinical and preclinical anti-seizure activity	✓ Activator, clinical and preclinical anti-seizure activity	✓ **Activator, clinical and preclinical anti-seizure activity**
$GABA_A$ Activity "dialed-out"	✗ $GABA_A$ activity present	✗ $GABA_A$ activity present	✓ **Negligible $GABA_A$ activity**
Wide Therapeutic Index	✗ <3x reported[a,b]	✗ <5x reported[a]	✓ **>40x[b]**

a. Calculated as ratio of TD_{50} (rotarod) to ED_{50} (MES seizure assay) data presented by Xenon at Epilepsy Foundation Pipeline Conference, San Francisco (Feb 2018). **b.** Biohaven data on file (2022).
Preclinical results are consolidated from separate reports and not a result from head-to-head comparisons Data presented is not the result of any head-to-head clinical trials and does not mean or suggest that BHV-7000 is clinically more safe and effective.

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Kv7

BHV-7000 Phase I SAD/MAD Study Update: Dosing Completed

Preliminary Safety

- Single doses up to 100 mg and multiple doses up to 40 mg daily x15 days generally well-tolerated
- Most AEs mild and resolved spontaneously
- No serious or severe AEs
- No dose limiting toxicities

Preliminary Pharmacokinetics

- Target concentrations for efficacy exceeded based on preclinical MES model
- High fat meal had no effect on exposures

Pooled Adverse Events*	N = 61
Headache	7 (11.5)
Back pain	3 (4.9)
Constipation	2 (3.3)
Abdominal discomfort	2 (3.3)
Urinary frequency	2 (3.3)

Pooled adverse events from SAD and MAD cohorts occurring in more than 1 subject (preliminary blinded data including BHV-7000 and placebo groups)

* MedDRA® Preferred Term

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Kv7 In mania models, Kv7 activation reduces hypermetabolism and hyperactive behavior1 Robust MDD efficacy likely to translate to bipolar disorder2 fMRI study: ezogabine effects mediated by the limbic system Preclinical and Clinical Data Suggest a Role for Kv7 in Bipolar Disorder and Depression January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference14 1. Kristensen et al. J Neurochem (2012). 2. Costi et al. Am J Psychiatry (2021); 178(5):437-446. 3. Golberg et al. J Clin Psychiatry (2021) 82(1):20ed13649 DECREASING BRAIN HYPERACTIVITY Retigabine normalizes a mania model hypermetabolic signature to a higher degree than lithium Mania 3/3 positive studies of fluoxetine in bipolar depression indicate effects in MDD translate to bipolar disorder3 Depression Vehicle Lithium 120 mg/kg Retigabine 10 mg/kg ~7pt decrease vs placebo with ezogabine in depression symptoms Ch an ge in M AD RS sc or e Weeks 0 -5 -10 -15 -20 0 1 2 3 4 5 Ezo gab ine Plac eb o 0.8 0.6 0.4 0.2 0.0 -0.2 -0.4 Ch an ge in V S ac tiv at io n to re w ar d an tic ip at io n (o ut co m e > ba se lin e)

Epilepsy Blockbuster Peak Sales Potential for Kv7 Platform January 10, 2023 Mood Disorders Biohaven | 41st Annual J.P. Morgan Healthcare Conference15 ✓ Easy to Prescribe Convenient dosing, no titration, no food effect ✓ Safe/Tolerable Side effects negatively impacted other recent epilepsy launches ✓ Biohaven Proven Commercial Expertise in Neuroscience 1. https://www.cdc.gov/epilepsy/data/index.html (1.2% of the population has epilepsy, 60% is focal onset). 2. Kammerman S. West J Med. 2001 Aug;175(2):99-103. 3. Hauser WA. Epilepsia. 1991 Jul-Aug;32(4):429-45. 4. https://www.nimh.nih.gov/health/statistics/bipolar-disorder (2.8% of US adults have had BPD within last year and 4.4% of population over their lifetime). 5. Hasin DS. JAMA Psychiatry. 2018 Apr 1;75(4):336-346. Kv7 34.5M MAJOR DEPRESSIVE DISORDER (US)5 200–300 KCNQ2-DEE incidence in live births 3.5M EPILEPSY PATIENTS adult and pediatric, US1–3 1.1M 2.4M Treatment refractory/ uncontrolled patients Focal epilepsy patients 7–11M BIPOLAR DISORDER (US)4

TRPM3:
A Novel Peripheral Target for Neuropathic Pain

Differentiated from existing programs targeting TRPV1 and TRPA1

Appeared effective, but **class terminated for hyperthermia** despite significant investment

Difficult target to drug with PK/solubility issues; remains in active drug development (Lilly)

Conflicting data for pro- and anti-nociceptive role; remains in active drug development

Promising as a novel target: expressed at similar levels as TRPV1 and TRPA1 in peripheral neurons but unlikely to have thermal liabilities



X
TRPV1
TRPA1
TRPM8
TRPM3
Peripheral sensory neuron
Pain sensation
CGRP

- Current SoC comes with liabilities — addiction (opioids), sedation
- Pre-clinical data shows reversal of pain in various models, without sedative effects
- IND planned for 2H 2023

See Koivisto et al, Nature Reviews Drug Discovery 2022 for background on TRP channel drug development.

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BHV-2100 Reduces Pain in Preclinical Models of Chemotherapy and Diabetic Neuropathy Encouraging evidence of pain reduction without the sedation observed with high dose tramadol/gabapentin January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference17 BHV-2100 5 mg/kg BHV-2100 25 mg/kg Tramadol 5 mg/kg BHV-2100 1 mg/kg Vehicle BHV-2100 1 mg/kg BHV-2100 25 mg/kg Pregabalin 30 mg/kg Gabapentin 150 mg/kg BHV-2100 5 mg/kg Vehicle DISCOVERY RESEARCH Drug administered 7 days after diabetic induction with STZ in rats Drug administered 6 days after oxaliplatin in mice

January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference18 TRORILUZOLE SCA and OCD SPINOCEREBELLAR ATAXIA (SCA) • Reduction in fall risk + treatment effect in SCA3 genotype • Safe and well-tolerated profile • Regulatory engagement planned for H1 2023 OBSESSIVE COMPULSIVE DISORDER (OCD) • Compelling mechanistic rationale for cortico-striatal glutamate abnormalities in OCD patients • Strong PoC in Phase 2 • Well-characterized in 1,000+ patients • Two Phase 3 studies ongoing; enrollment completion anticipated YE 2023

January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference19 TALDEFGROBEP ALFA SMA Pivotal Phase 3 Study Initiated July 2022 • Large pre-clinical and clinical safety package licensed from BMS • Limited additional work needed to support BLA submission • 34 sites total, 13 open POC for Mechanism of Action Supported by clinical data and multiple disease models Muscle and Bone Improvements Observed in non-clinical studies Strong Supporting Efficacy Signal Muscle mass growth in healthy subjects Large Safety Database Established in prior pediatric studies

DISCOVERY RESEARCH

Bispecific Platform: IgG Degradation via MoDE™


Pathogenic target protein and MoDEs in circulation

MoDE small molecules bind extracellular target proteins and cause them to be removed from the body ***through the liver***

- Harnesses the body's own machinery for degrading proteins
- Extracellular protein targets are **eliminated** via the asialoglycoprotein receptor (ASGPR)


Binds liver (ASGPR)
Binds protein target

- Protein targets are degraded via endolysosomal proteolysis

* formerly BH 2640

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Pan-IgG Degrader (BHV-1300) Shows Superiority Over SoC (Efgartigimod) DISCOVERY RESEARCH Efgartigimod: Cyno PD 0 5 10 15 0 25 50 75 100 125 Days % Ig G , ba se lin e vehicle 10 mg/kg 75 mg/kg 250 mg/kg BHV-1300: Cyno PD 3 days 75% depletion 5–7 days 50% depletion January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference21 IND ready in H2 2023

DISCOVERY RESEARCH Bispecific Platform: IgA Degrader for IgA Nephropathy Therapeutic Hypothesis: Galactosyl deficient-IgA (Gd-IgA) containing-immune complexes drive glomerular injury in IgA nephropathy.1 Specific removal of this pathogenic Gd-IgA with preservation of “normal” IgA (and other Ig’s) permits disease remission without incurring an infection risk. • Highly selective, rat mAb conjugate binds Gd-IgA with high affinity • Antibody humanization ongoing, subsequent conjugation with established degrader technology will allow rapid and efficient hepatic extraction, leaving “normal” IgA January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference22 1. Canetta et al, 2014, others. 2. Untested therapeutic hypothesis. anti-Gd-IgA antibody Liver Antibody-based MoDE removes Gd-IgA Gd-IgA removal drives efficacy without infection risk2 Chimeric antibody-ASGPR ligand conjugate specifically mediates endocytosis of galactose deficient IgA 0.1 1 10 100 1000 10000 0 200000 400000 600000 800000 1000000 nM M FI Chimeric KM55 ASGPR ligand conjugate specifically mediates endocytosis of galactose deficient IgA galactose deficient IgA normal serum IgA M ea n Fl uo re sc en ce In te ns ity

ARM

Bispecific Platform:
CD38 Targeted Cell Therapy for Multiple Myeloma

CD38 Antibody Recruiting Molecule (ARM™)

- Modular bispecific molecules with two moieties, each designed for non-covalent binding to a specific target
- Redirect endogenous antibodies to target cancerous or virally infected cells for immune destruction


BHV-1100 CD38
Targeting Therapy
NK Cell
Multiple
Myeloma
Cell
BHV-1100 + CIML NK cell



CD38 ARM™
Binds to CD38 receptor on the surface of multiple myeloma cells

Key Potential Advantage Over Biologics

- ✓ Lower manufacturing cost
- ✓ More versatile — smaller and tunable
- ✓ Faster and less expensive to develop
- ✓ Better safety and efficacy
  - Non-immunogenic; better dosing
  - Enhanced PK properties
  - Reduce NK cell fratricide compared to daratumumab

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ARM

Ex Vivo Patient Plasma Study: 4 Out of 5 Patients Showed Reduction in Plasma Cells (Multiple Myeloma)

Using patient bone marrow and a combination therapy


Patient bone marrow
Patient blood sample
Isolate NK cells
4 hrs
1. Bone marrow
2. BHV-1100
1. Bone marrow
2. BHV-1100
3. CIML NK cells
Generate CIML NK cells overnight
Readout % CD38+ CD138+ plasma cells

% reduction in plasma cells in patient bone marrow +/- autologous CIML NK cells in presence of BHV-1100


BHV-1100 + no NC cells
BHV-1100 + CIML NK cells
% reduction in CD38+ CD138+ PC
0
20
40
*
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5

ONGOING CLINICAL STUDY

MRD + post-transplant multiple myeloma patients ongoing at Dana Farber Institute

- First patient survival to one year
- Two additional patients randomized

Journal of Clinical Oncology 2020 38:15_suppl, 8523-8523.

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Second-generation ADC-linker technologiesBiohaven third-generation technology DISCOVERY RESEARCH Bispecific Platform: Advancing Next-Generation, Site-Specific Antibody Drug Conjugates (ADCs) Potential for best-in-class A single residue per heavy chain is available for conjugation • Controlled DAR* ratio is critical to therapeutic index • MATE tech precisely defines DAR* Improved linker stability should yield wider therapeutic index • Improved safety: less systemic, untargeted payload • Improved efficacy: targeted payload delivered to tumor Uses native antibody: potentially improved CMC vs. current tech N N N N O O O Payloadn n O O O Payload N H Click chemistry to engineered antibody January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference25 *DAR = Drug antibody ratio 0 0.1 0.2 0.3 0.4 0.5 1 2 3 4 5 6 Fr ac tio n La be lle d Residue Peptide Mapping (typical cartoon) 0 0.2 0.4 0.6 0.8 1 1 2 3 4 5 6 Fr ac tio n La be lle d Residue Peptide Mapping (typical cartoon)

Capitalization Considerations CGRP royalties: Pfizer will make royalty payments in low- to mid-teens% in respect of annual U.S. net sales of rimegepant and zavegepant >$5.25B, subject to annual cap ($400M/year)3 ~$540 million2 SHARE O/S CASH POTENTIAL ROYALTIES 1. Excludes 9.1 million options ($7.00 strike price). 2. As of October 2022. 3. Cap reached if aggregate annual U.S. net sales of rimegepant and zavegepant amount to $8.15B. Royalty payments would be in respect of years ended on or before 12/31/40. January 10, 2023Biohaven | 41st Annual J.P. Morgan Healthcare Conference26 68.2 million1

Near-Term Milestones (Anticipated)

Milestone achieved

DRUG NAME	INDICATIONS	2H 2022	1H 2023	2H 2023
BHV-7000 Kv7 channel activator	Focal epilepsy		Phase 1 Topline; Initiate EEG Study	Initiate Phase 2/3
	Bipolar disorder			Initiate Phase 2/3
BHV-7010 Kv7 channel activator	Epilepsy and mood disorder			File IND
BHV-2100 TRPM3	Chronic pain disorders			File IND
Troriluzole NCE prodrug of riluzole	Spinocerebellar ataxia		Regulatory Interaction	
	Obsessive-compulsive disorder			Complete Enrollment
Taldefgrobep alfa Anti-myostatin adnectin	Spinal muscular atrophy	Initiated Phase 3		
BHV-1300 IgG degrader	Undisclosed			File IND

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Pursuing novel paths of science A broad therapeutic portfolio Formula for continued growth HIGH VALUE PLATFORMS INNOVATIVE PORTFOLIO PROVEN BUSINESS FORMULA